UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]  Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12


                             TARPON INDUSTRIES, INC.
                (Name of Registrant as Specified In Its Charter)

                   James W. Bradshaw, Chief Executive Officer
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                             TARPON INDUSTRIES, INC.
                                2420 Wills Street
                           Marysville, Michigan 48040

                            NOTICE OF SPECIAL MEETING

                                       OF

                                  SHAREHOLDERS

                                   TO BE HELD

                 AT _____ A.M. LOCAL TIME ON JANUARY _____, 2007

To the Shareholders of TARPON INDUSTRIES, INC.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of TARPON INDUSTRIES, INC. (the "Company") will be held on January _____, 2007 (the "Meeting Date"), at _____ A.M. local time at
_____________________________________________________    for    the    following
purposes:

     1. To approve a proposed transaction involving a private placement offering of the Company's common stock;

     2. To approve an amendment to our Amended and Restated Articles of Incorporation to increase the authorized common stock, no par value, from 20,000,000 shares to 30,000,000 shares;

     3. To approve an amendment to our Amended and Restated 2004 Stock Option Plan to increase the shares subject thereto from 650,000 shares to 1,000,000 shares;

     4. To ratify our outside director compensation plan and certain compensation to an employee director; and

     5. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

     Our Board of Directors has fixed the close of business on December ____, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, and only holders of record of shares of the Company's common stock at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

     A complete list of shareholders entitled to vote at the Meeting shall be available at the offices of the Company during ordinary business hours from January ____, 2007 until the Meeting Date for examination by any shareholder for any purpose germane to the Meeting. This list will also be available at the Meeting.

     All shareholders are cordially invited to attend the Meeting in person. However, whether or not you expect to be present at the Meeting, you are urged to mark, sign, date and return the enclosed Proxy, which is solicited by our Board of Directors, as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Meeting. The shares represented by the Proxy will be voted according to your specified response. The Proxy is revocable and will not affect your right to vote in person in the event you attend the Meeting.

                                      By Order of the Board of Directors

                                      James W. Bradshaw, Chief Executive Officer
Marysville, Michigan
December ____, 2006

-------------------------------------------------------------------------------
PLEASE FILL IN, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. BY DOING SO, YOU MAY SAVE TARPON INDUSTRIES, INC. THE EXPENSE OF A SECOND MAILING. IF YOU LATER DECIDE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.
--------------------------------------------------------------------------------



                             TARPON INDUSTRIES, INC.
                                2420 Wills Street
                           Marysville, Michigan 48040

                         ------------------------------

                                 PROXY STATEMENT
                         ------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS

           TO BE HELD AT _____ A.M. LOCAL TIME ON JANUARY _____, 2006

This Proxy Statement is being furnished to the shareholders of TARPON INDUSTRIES, INC. ("we", "us", "Tarpon" or the "Company") in connection with the solicitation of proxies by our Board of Directors of the Company for use at the Special Meeting of Shareholders (the "Meeting") to be held on January ___, 2007 (the "Meeting Date"), at _____ A.M. local time at ___________________________________________________________, and at any
adjournment thereof. The Board of Directors has set December ____, 2006, at the close of business, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting. This Proxy Statement and the accompanying form of Proxy were first sent to shareholders on or about December ____, 2006.

A form of proxy card  ("Proxy")  for use at the Meeting  accompanies  this Proxy
Statement. You may ensure your representation at the Meeting by completing, signing, dating and promptly returning the enclosed Proxy in the return envelope, with postage prepaid, which has been provided for your convenience.

You may revoke your Proxy at any time before it is actually voted at the Meeting by giving notice of revocation in writing to the Secretary of the Company or by attending the Meeting and giving notice of revocation in person. You may also change your vote by either executing and returning to the Company a later-dated form of Proxy or voting in person at the Meeting. Attendance at the Meeting, in and of itself, will not constitute a revocation of your Proxy.

The entire cost of preparing, printing and mailing this Proxy Statement and the Proxies solicited hereby will be borne by the Company. It is anticipated that such costs will be approximately $10,000. Such amount is believed to be the customary amount expended for a solicitation relating to a transaction involving a private placement offering of the type described in this Proxy Statement.

The shares entitled to vote at the Meeting consist of shares of common stock, no par value per share (the "Common stock"), with each share entitling the holder of record to one vote. As of the Record Date, there were 4,801,982 shares of Common stock outstanding. A quorum for the Meeting is a majority of the outstanding shares of common stock and, therefore, the holders of a majority of the outstanding shares of common stock must be represented in person or by proxy in order to achieve a quorum to vote on all matters. Shares of common stock represented by properly executed Proxies that are received by the Company prior to the Meeting will be counted toward the establishment of a quorum for the Meeting. The shares of common stock represented by properly executed Proxies that are received prior to the Meeting will be voted in accordance with your directions as to:

     (1) A transaction (the "Transaction") involving the issuance of up to $6,000,000 of shares of our common stock (the "Placement Shares"), at a price (the "Purchase Price") of $_____ pursuant to a private placement offering (the "Private Placement");

     (2) To approve an amendment to our Amended and Restated Articles of Incorporation to increase the authorized common stock, no par value, from 20,000,000 shares to 30,000,000 shares;

     (3) To approve an amendment to our Amended and Restated 2004 Stock Option Plan to increase the shares subject thereto from 650,000 shares to 1,000,000;

     (4)  To  ratify  our  outside  director   compensation   plan  and  certain
          compensation to an employee  director;  and

     (5) To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

In the absence of direction, the shares of common stock represented by the Proxies will be voted "For" these proposals.

                                      By Order of the Board of Directors

                                      James W. Bradshaw, Chief Executive Officer

           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

     This Proxy Statement, and the documents to which we refer you in this Proxy Statement, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements appear in a number of places in this Proxy Statement and include statements regarding our intent, belief and current expectations with respect to, among other things, the expected completion and timing of the proposed Transaction, the use of proceeds from the proposed Transaction, and other information related to the transactions contemplated under the offering documents. The words "anticipate", "believe", "expect", "forecast", "guidance", "intend", "may", "plan", "project", "will" and other similar expressions generally identify forward-looking statements. While these forward-looking statements and the related assumptions are made in good faith and reflect our current judgment regarding the proposed Transaction and the other transactions contemplated under the offering documents as well as the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. These statements are based upon a number of assumptions and estimates which are inherently subject to significant uncertainties and contingencies, many of which are beyond our control and reflect future business decisions which are subject to change. Some of these assumptions inevitably will not materialize, and unanticipated events will occur which will affect our results. Some important factors (but not necessarily all factors) that could negatively affect our revenues, growth strategies, future profitability and operating results, or that otherwise could cause actual results to differ materially from those expressed in or implied by any forward-looking statement, include the following:

o    the risk that the proposed Transaction is not completed;

o changes in business and economic conditions and other adverse conditions in our markets;

o    increased competition;

o    increased cost of materials; and

o    our ability to successfully implement our acquisition and other strategies.

                QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

The following questions and answers address briefly some issues you may have regarding the Meeting and the proposed Transaction, the amendment to our Amended and Restated Articles of Incorporation and the amendment to our 2004 Stock Option Plan. These questions and answers may not address all questions that may be important to you as a shareholder of Tarpon. Please refer to the more detailed information contained elsewhere in this proxy statement and the documents referred to or incorporated by reference in this proxy statement.

Why am I receiving these materials?

We have sent you this Proxy Statement and the enclosed Proxy because the Board of Directors of Tarpon is soliciting your proxy to vote at the Meeting. You are invited to attend the Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares of common stock. Instead, you may complete, sign and return the enclosed Proxy.

We intend to mail this Proxy Statement and accompanying Proxy on or about December ___, 2006 to all stockholders of record entitled to vote at the Meeting. We urge you to vote your shares, either by attending the Meeting or completing the enclosed Proxy.

What am I voting on?

There are four matters scheduled for a vote at the special meeting, and there may be other matters brought before the meeting:

     1. To approve a Transaction (the "Transaction") involving (A) the issuance of up to $6,000,000 of shares of our common stock (the "Placement Shares"), at a price (the "Purchase Price") of $___ per share pursuant to a private placement offering (the "Private Placement");

     2. To approve an amendment to our Amended and Restated Articles of Incorporation to increase the authorized common stock, no par value, from 20,000,000 shares to 30,000,000 shares;

     3. To approve an amendment to an Amended and Restated 2004 Stock Option Plan to increase the shares subject thereto from 650,000 shares to 1,000,000 shares;

     4.   To  ratify  our  outside  director   compensation   plan  and  certain
          compensation to an employee director; and

     5. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.


Why are we seeking shareholder approval for the proposed Transaction?

We are subject to the rules of The American Stock Exchange where our common stock is listed. These rules require us to obtain shareholder approval for any issuance or sale of common stock, or securities convertible into or exercisable for common stock, that is (i) equal to 20% or more of our outstanding common stock before such issuance or sale and (ii) which is being made at a price per share less than the greater of book value or market value at the time of such issuance or sale.

Why this is not an offering to shareholders?

This Proxy Statement describes a proposed Private Placement being conducted in accordance with Regulation D under the Securities Act of 1933. As set forth above, the Meeting, to which this Proxy Statement relates, is being held in compliance with the rules of The American Stock Exchange. Regulation D prohibits a public offering of securities. Therefore, under no circumstances is this Proxy Statement to be deemed an offering of the Placement Shares. The Private
Placement will be made only by means of a private placement memorandum distributed in accordance with Regulation D.

What is the proposed Transaction described in Proposal 1?

Pursuant to the terms of a private placement memorandum, we are offering for sale (the "Offering") a minimum of $1,500,000 ("Minimum Offering") and maximum of $6,000,000 ("Maximum Offering") of Placement Shares (the "Private Placement"). The Offering will be made only to accredited investors, as defined in Rule 501 of the Securities Act of 1933, as amended (the "Securities Act"), and for the first thirty (30) days of the Offering, only our shareholders will be entitled to subscribe. The Placement Shares are being offered at $___ per share (the "Purchase Price"). This would result in the issuance of ____ shares in the Minimum Offering, ____ shares in the Maximum Offering and ____ shares if the Maximum Offering is extended. There can be no assurance that any Placement Shares will be sold.

The Placement Agent shall receive five-year cashless exercise warrants to purchase shares of our common stock equal to 12.5% of that number of Placement Shares sold in the Offering. The exercise price of such warrants would be the Purchase Price. For a more detailed description of the Agency Agreement between the Company and the Placement Agent and the warrants to be issued to the Placement Agent, please see "Proposal 1 - Approval of the Transaction."

We intend to use the net proceeds of the Transaction for working capital purposes, including repayment of a $775,000 bridge loan (the "Bridge Loan") made in December 2006. Our management continues to strive to achieve improvements in operating profit and we require additional working capital to assist in that effort.

This summary of the terms of the Transaction is intended to provide you with basic information concerning the Transaction it is not a substitute for reviewing this proxy statement.

What will I receive in the proposed Transaction?

You will not receive any consideration in the proposed Transaction nor will your shares be changed. We are seeking your approval only so that we can offer and sell securities to the investors in the proposed Transaction and issue warrants to the Placement Agent in compliance with American Stock Exchange Rules.

Why is the Company seeking to sell the Placement Shares?

The Company needs additional funds for repayment of the Bridge Loan and for working capital and has determined that an equity financing is desirable because it has no repayment obligations and could have a stabilizing effect on the Company's debt financing. The Company anticipates that funds raised in an equity financing will further efforts to restructure its existing debt.

What will happen to the Company if Proposal 1 is not approved?

If the shareholders do not approve Proposal 1, we will not be able to consummate the Transaction and will not sell the Placement Shares, which would significantly harm our ability to achieve operating goals and stabilize on debt financing, and may result in a discontinuation of our operations.

Will approval of Proposed 1 lead to the completion of the Transaction?

Approval of Proposed 1 is only one condition to consummation of the proposed Transaction, and will not by itself, lead to consummation of the Transaction. Principal among a number of conditions is the achievement of the Minimum Offering by the Termination Date, and there can be no assurance that the same will be achieved by such date.

Will the issuance of the Placement Shares and the shares underlying the Placement Agent Warrants dilute our existing shareholders' percentage ownership of the Company?

Our stockholders will incur immediate and substantial dilution of their percentage ownership in the Company if the proposed Transaction and Proposal 1 related thereto are approved by you and the Placement Shares are issued. The Transaction will also trigger anti-dilution provisions in certain agreements we have, which will cause the potential issuance of an additional *_________ shares of our common stock. Based on the number of shares outstanding on *____________, 2006, the aggregate ownership of all holders of our outstanding common stock immediately prior to the issuance of the Placement Shares will be reduced to approximately *____% of the outstanding shares of common stock assuming the Maximum Offering of $6,000,000 and ___% for the extended Maximum Offering of $_____. Even though the percentage ownership interest of the holders of our outstanding common stock will be substantially reduced upon the issuance of the Placement Shares and new warrant shares, we will receive funds necessary to substantially advance our business.

Why am I being requested in Proposal 2 to approve an amendment to our Articles of Incorporation?

Our existing Articles of Incorporation authorize a total of 20,000,000 shares of common stock. We have already issued 4,801,982 shares and have commitments to issue an additional 2,695,397 shares. If the Transaction is completed, we may need up to an additional approximately * _ shares for sale, for new warrants and for adjustment of existing warrants. We are expanding our options to senior management and will need __*__ shares for such purpose. Shares beyond such number may be needed in connection with a possible restructuring of debt. Finally, we need other authorized shares for future transactions not presently identified.

____________________
* To be completed.

Why am I being asked in Proposal 3 to approve an Amended and Restated 2004 Stock Option Plan?

The 2004 stock option plan ("2004 Plan") presently relates to a total of 650,000 shares, 333,190 of which are subject to existing options. We have proposed to issue new options to senior management aggregating ____ shares, which together with existing options, will exceed the 650,000 share limit. In addition, we need availability to issue options to other key employees, and have proposed increasing the shares subject to the 2004 Plan to 1,000,000 shares.

Why am I being asked in Proposal 4 to approve the outside director compensation plan?

Certain common stock and options are provided to our outside (non-employee) directors. These require shareholder approval under applicable AMEX rules. We are also seeking ratification of common stock and options already provided to our officers and directors.

Who can vote at the special meeting?

Only shareholders of record at the close of business on December ____, 2006 will be entitled to vote at the Meeting. At the close of business on the Record Date, there were __*___ shares of common stock outstanding and entitled to vote.

     Shareholder of Record: Shares Registered in Your Name

If at the close of business on the Record Date your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the Meeting, we urge you to complete and return the enclosed Proxy to ensure your vote is counted.

     Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If at the close of business on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a Proxy from your broker or other agent.

How do I vote?

For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are as follows:

     Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the Meeting or vote using the enclosed Proxy. Whether or not you plan to attend the Meeting, we urge you to vote by Proxy to ensure your vote is counted. You may still attend the Meeting and vote in person if you have already voted by Proxy.

o To vote using the Proxy, simply complete, sign and date the enclosed Proxy and return it promptly in the envelope provided. If you return your signed Proxy to us before the Meeting, we will vote your shares as you direct.

o To vote in person, come to the Meeting, and we will give you a ballot when you arrive.

     Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Proxy and voting instructions with this Proxy Statement from that organization rather than from us. Simply complete and mail the Proxy to ensure that your vote is counted.

To vote in person at the Meeting, you must obtain a valid Proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a Proxy.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of December ____, 2006.

What if I return a Proxy but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" the proposed Transaction and "For" all other matters described in this Proxy Statement. If any other matter is properly presented at the meeting, your Proxy votes will vote your shares using his best judgment.

What does it mean if I receive more than one Proxy?

If you receive more than one Proxy, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each Proxy to ensure that all of your shares are voted.

Can I change my vote after submitting my Proxy?

Yes. You can revoke your Proxy at any time before the final vote at the Meeting. You may revoke your Proxy in any one of three ways:

o    You may submit another properly completed Proxy with a later date.

o You may send a written notice that you are revoking your Proxy to Tarpon's Corporate Secretary at 2420 Wills Street, Marysville, MI 48040.

o You may attend the Meeting and vote in person. Simply attending the Meeting will not, by itself, revoke your Proxy.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count "For" and "Against" votes, abstentions and broker non-votes. Abstentions will not be counted towards the vote total for each proposal. Broker non-votes are counted towards a quorum. Please see the more detailed description of the effect of broker non-votes on specific proposals in the answer to "How many votes are needed to approve each proposal?" below.

How many votes are needed to approve each proposal?

o To be approved, Proposals 1, 3, 4 and 5 must receive more "For" votes than "Against" votes. In determining whether this proposal has received the requisite number of "For" votes, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

o To be approved, Proposal 2 must receive "For" votes from a majority of the shares outstanding on the Record Date. If you abstain from voting, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as an "Against" vote.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by shareholders present at the Meeting or by Proxy. On December *____, 2006 the record date, there were *___________ shares outstanding and entitled to vote. As a result *___________ of these shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum if you submit a valid Proxy or vote at the Meeting. Abstentions and broker non-votes will also be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting and announced promptly following the Meeting in a press release. The final voting results will be published in a Current Report on Form 8-K.

Who is paying for this Proxy solicitation?

____________________
* To be completed.

We will pay for the entire cost of soliciting Proxies. In addition to this Proxy Statement, our directors, officers and other employees may also solicit Proxies in person, by telephone or by other means of communication. Directors, officers and other employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.


                                   PROPOSAL 1

                      APPROVAL OF THE PROPOSED TRANSACTION

Summary of Terms of the Proposed Transaction

Pursuant to the terms of a private placement memorandum, we are privately offering for sale a minimum of $1,500,000 ("Minimum Offering") and maximum of $6,000,000 ("Maximum Offering") of shares ("Placement Shares") of our common stock, no par value (the "common stock") (the "Private Placement"). The Private Placement will be made only to accredited investors, as defined in Rule 501 of the Securities Act of 1933, as amended (the "Securities Act").

The Placement Shares are being offered at $___ (the "Purchase Price").

The Offering will terminate on ___, 2007, unless sooner terminated, subject to up to two extensions by the Placement Agent of up to 30 days each (the "Termination Date").

We estimate that if the Minimum Offering is achieved, we will receive net proceeds of approximately $1,220,000 and if the Maximum Offering is achieved, we will receive net proceeds of approximately $5,180,000 from the sale of Placement Shares, after deducting commissions and investment banking fees and estimated offering expenses.

We intend to use the net proceeds from the Private Placement for working capital purposes, including repayment of a $775,000 bridge loan made in December 2006. Our management continues to strive to achieve increases in operating profits and requires additional working capital to assist in that effort.

The Placement Agent has agreed, subject to the terms and conditions set forth in the agency agreement dated August 15, 2006 between the Placement Agent and us (the "Agency Agreement"), to act as exclusive Placement Agent for us in connection with the sale of the Placement Shares. Upon each closing of the Private Placement, the Placement Agent will receive a financing fee in cash equal to ten (10%) percent of the aggregate Purchase Price of the common stock sold plus a 2% expense allowance. The Placement Agent shall also receive five-year cashless exercise warrants to purchase shares of our common stock equal to 12.5% of that number of Placement Shares sold in the Private Placement. The exercise price of such warrants shall be the Purchase Price.

Pursuant to the Agency Agreement, we have agreed to reimburse the Placement Agent for all reasonable and customarily incurred out-of-pocket expenses relating to the Offering plus legal expenses. We have also agreed to indemnify the Placement Agent and the directors, officers, managers, employees, agents, counsel, representatives and control persons thereof, from and against any and all loss, claim, damage, liability, cost or material fact contained in any Offering materials delivered in the Offering or caused by any omission or alleged omission to state a material fact required to be stated herein or therein or necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading, or otherwise relating to, arising out of or in connection with the Offering, except in each case to the extent judicially determined to result from the gross negligence or willful misconduct of the placement agent.

The Placement Agent has assisted in the attempted restructuring of our indebtedness for borrowed monies and may continue in such efforts. If the same takes place, the Placement Agent will be entitled to a fee of 3% of the restructured or replaced debt, or 1 1/2% of the amount restructured if less than $1,000,000.

Prior to the Private Placement, 4,801,982 shares of our common stock were issued and outstanding, and there were options to purchase 333,190 shares of our common stock and warrants to purchase 2,675,397 shares of our common stock. After the Private Placement, and assuming the Maximum Offering has been closed, *____ shares of our common stock will be issued and outstanding, and there will be options to purchase *____ shares of our common stock and warrants to purchase *____ shares of our common stock including the effect of anti-dilution provisions of existing warrants. If the extended Maximum Offering is closed, *____ shares of our common stock will be issued and outstanding, and there will be options to purchase *____ shares of our common stock and warrants to purchase *____ shares of our common stock including the effect of anti-dilution provisions of existing warrants.

As a condition to the sale of the Placement Shares, the Placement Agent has indicated that we need to seek a restructuring of our debt financing, to provide us with enhanced financial stability. We have received a proposed term sheet regarding such a restructuring, which would involve a change in the principal amortization under our convertible note, and could involve other aspects of the convertible note. Discussions concerning the above have been initiated but definitive agreements have not been entered into. The Company does not anticipate that a restructuring would involve the issuance or potential issuance of our common stock below the greater of book or market value per share in the amounts otherwise requiring separate shareholder approval under applicable American Stock Exchange rules. There can be no assurance of any debt restructuring or the terms thereof and shareholder approval is not being sought for the same.

Approval of Proposed 1 is only one condition to consummation of the proposed Transaction, and will not by itself, lead to consummation. Principal among a number of conditions is the achievement of the Minimum Offering by the Termination Date, and there can be no assurance that the proposed Transaction will be consummated.

Financial  Statements,   Management's   Discussion  and  Analysis  of  Financial
Condition and Results of Operations, and other information

We hereby incorporate by reference (a) the Financial Statements and the notes thereto contained in our Form 10-K for the fiscal year-ended December 31, 2005, which includes our Management's Discussion and Analysis of Financial Condition and Results of Operations, and (b) our quarterly report on Form 10-Q for the quarter and nine months-ended September 30, 2006. We will provide, without

________________________
*  To be completed.

charge, to each person to whom a Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the Proxy Statement. To obtain such copies, please contact Ms. Rebecca Ludy, at Tarpon Industries, Inc., 2420 Wills Street, Marysville, MI 48040, (810) 364-7421.

For more information about the Company, please see our other 1934 Act reports filed with the Securities and Exchange Commission, copies of which can be found at www.sec.gov.

Reason for Shareholder Approval

The Company's common stock is listed on The American Stock Exchange. Under applicable American Stock Exchange rules, we will need shareholder approval to sell the Placement Shares and issue the Placement Agent warrants because they involve the issuance and/or potential issuance of more than 20% of the Company's then outstanding common stock below the greater of book and market value. If we fail to obtain shareholder approval, we will not issue and sell the Placement Shares and we will not receive any proceeds from the Private Placement.

Advantages and Disadvantages of the proposed Transaction

Prior to voting, each shareholder should consider that the issuance of the Placement Shares will fund working capital requirements necessary to implement our business plan.

By voting in favor of this Proposal 1, you are giving us authority to complete the proposed Transaction including the Private Placement on the terms and conditions set forth herein and in the Transaction documents. Although the Board of Directors recognizes that there may be negative effects associated with the issuing the Placement Shares and the Placement Agent warrants, including the significant dilution of our existing stockholders, the Board of Directors believes that, given the Company's current operations, revenues and business plan, such negative effects are outweighed by our need for the capital that the Private Placement would provide.

The aggregate issuance of the Placement Shares and the Placement Agent warrants will have a significant dilutive effect on our shareholders, and the issuance of additional shares to investors in prior offerings resulting from anti-dilution protections available to such investors will dilute our shareholders even further. This means that our current shareholders will own a smaller percentage interest in the Company as a result of the Private Placement. Further, any sales of such Placement Shares in the public market, or the anticipation of the possibility of such sales, represents an overhang on the market and could cause the market price of our common stock to decline.

Dissenters' Rights

The Michigan Business Corporation Act provides shareholders with dissenter's rights in certain limited situations. However, in the case of the issuance of shares of the Company pursuant to the terms of the proposed Transaction, shareholders are not provided dissenter's rights by the Michigan Business Corporation Act.

Required Vote

If the shareholders do not approve Proposal 1, we will be unable to complete the proposed Transaction, including the Private Placement, and will not receive any cash from the proposed sale of the Placement Shares. It should be noted that this vote is only one condition to closing the proposed Transaction and there is no assurance any of the Placement Shares will be sold.

To be approved, Proposal 1 must receive more "For" votes than "Against" votes. In determining whether this proposal has received the requisite number of "For" votes, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

We have conditioned approval of Proposal 1 on approval of each of Proposals 2, 3 and 4. If any of these proposals is not approved, none of them will be implemented, even if one or more of these proposals receive sufficient shareholder votes for approval.


                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                "FOR" PROPOSAL 1.

                                   PROPOSAL 2

             APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES
                                OF INCORPORATION

The Board of Directors has adopted, subject to shareholder approval, an amendment to our Amended and Restated Articles of Incorporation dated November 1, 2004 (the "Articles of Incorporation") to increase the authorized number of shares of common stock from 20,000,000 shares, no par value, to 30,000,000 shares, no par value. The Board of Directors adopted this amendment in order to ensure that the Company would have sufficient common stock to meet our current and anticipated obligations and for additional future issuances.

At the present time, there are 20,000,000 shares of common stock which are authorized. The present use of, and commitments for, such authorized number of shares is as follows:

     (a)  Issued and outstanding - 4,801,982 shares

     (b)  2004 Stock Option Plan - 650,000 shares

     (c)  Exercise of presently outstanding warrants - 2,362,207 shares

The maximum amount of the proposed Transaction is illustrated below:

     (d)  Maximum to be sold in the Transaction - _____ shares

     (e)  Placement Agent warrants - _____ shares


     (f) Additional shares for provisions of existing warrants because of anti-dilution provisions - ____ shares


     (g) Increase in shares subject to our 2004 Stock Option Plan - 350,000 shares

The total of (a) - (g) is _____ shares. Deducting such amount from the presently authorized 20,000,000 shares, would leave only ____ shares. A condition of the proposed Transaction is a restructuring of existing indebtedness. We may need additional shares for such purpose in an amount we can not presently determine.

Beyond such amounts, although our Board of Directors has no other immediate and specific plans to issue the additional shares of common stock, it desires to have the shares available to enable us to have a sufficient number of shares and to provide flexibility to use common stock for business and financial purposes in the future. The additional shares may be used for various purposes without further stockholder approval, except to the extent required by applicable American Stock Exchange rules. These purposes may include raising capital, establishing strategic relationships with other companies, expanding our business or product lines through the acquisition of other businesses or products, and other purposes.

The additional shares of common stock that would become available for issuance if the proposal is adopted could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further stockholder approval, our Board of Directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Although this proposal to increase the authorized common stock has been prompted by the business and financial considerations described herein and not by the threat of any hostile takeover attempt shareholders should be aware that approval of this Proposal 2 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

If the amendment is adopted, it will become effective upon the filing of an amendment to the Articles of Incorporation with the Secretary of State of the State of Michigan.

The text of the proposed amendment is as follows:

                                   Article III

     The total authorized shares:

          1.   Common Shares                30,000,000
               Preferred Shares              2,000,000

          2. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

               Preferred Shares. The Board of Directors may cause the corporation to issue Preferred Shares in one or more series, each series to bear a distinctive designation and to have such relative rights and preferences as shall be prescribed by resolution of the Board. Such resolutions, when filed, shall constitute amendments to these Amended and Restated Articles of Incorporation.



Required Vote

To be approved, Proposal 2 must receive "For" votes from a majority of the shares outstanding on the record date. If you abstain from voting, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as an "Against" vote. If the stockholders do not approve Proposal 1, 2 and 3, we will be unable to complete the Transaction and possible related debt restructuring.

We have conditioned approval of Proposal 2 on approval of each of Proposals 1, 3 and 4. If any of these proposals is not approved, none of them will be implemented, even if one or more of these proposals receive sufficient shareholder votes for approval.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

                                   PROPOSAL 3

     At our special meeting, you will be asked to approve an amendment to the terms of the Company's 2004 Stock Option Plan (the "2004 Plan") increasing the number of shares available for issuance thereunder from 650,000 to 1,000,000. The 2004 Plan was adopted by our Board of Directors in October, 2004 and approved by the shareholders in November 2004 and re-approved by the shareholders in June 2005.

     The 2004 Plan has a maximum issuance of 650,000 shares. Options are presently outstanding for the purchase of an aggregate of 333,190 shares under the 2004 Plan.

     In connection with the proposed Transaction, the Placement Agent has advised that senior management needs to have a meaningful equity interest to assure alignment with the interests of our shareholders.

     If the proposed options are added to those presently outstanding, the options would total ____ shares, which is in excess of the 650,000 shares presently authorized under the 2004 Plan.

     In order to be able to grant the options described above and in order to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentives for certain directors, officers and employees of the Company and certain other persons instrumental to the future success of the Company and to continue to promote the well-being of the Company, we believe it is in the best interests of the Company and its shareholders to provide to such persons, through the granting of stock options, the opportunity to participate in the value and/or appreciation in value of the Company's common stock. Our Board of Directors has historically found that the grant of options has proven to be a valuable tool in attracting and retaining key employees. The Board of Directors believes that such authority (i) will provide the Company with significant means to attract and retain talented personnel; (ii) will result in saving cash, which otherwise would be required to maintain current key employees and adequately attract and reward key personnel; and (iii) consequently will prove beneficial to the Company's ability to be competitive.

     If the proposed amendment to the 2004 Plan is approved by the shareholders, additional options will likely be granted under the 2004 Plan, the timing, amounts and specific terms of which cannot be determined at this time (other than as described in this proxy statement).

     The following summary of the 2004 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the 2004 Plan, as proposed to be amended, set forth as Exhibit A to this Proxy Statement.

Summary of the 2004 Plan

     The 2004 Plan would have 1,000,000 shares of common stock reserved for issuance upon the exercise of options designated as either (i) incentive stock options ("ISOs") under the Internal Review Code of 1986, as amended (the "Code") or (ii) non-qualified stock options. ISOs may be granted under the 2004 Plan to employees and officers of the Company. Non-qualified options may be granted to consultants, directors (whether or not they are employees), employees or officers of the Company. In certain circumstances, the exercise of stock options may have an adverse effect on the market price of the Company's common stock.

     The purpose of the 2004 Plan is to encourage stock ownership by directors, and certain officers and employees of the Company and certain other persons instrumental to the success of the Company and give them a greater personal interest in the success of the Company. The 2004 Plan is administered by our Compensation Committee. The Compensation Committee, within the limitations of the 2004 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the option purchase price per share and the manner of exercise, the time, manner and form of payment upon exercise of an option, and whether restrictions such as repurchase rights in the Company are to be imposed on the shares subject to options. ISOs granted under the 2004 Plan may not be granted at a price less than the fair market value of the Common Stock on the date of the grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of the Company). The aggregate fair market value of shares for which ISOs granted to any person are exercisable for the first time by such person during any calendar year (under all stock option plans of the Company and any related corporation) may not exceed $100,000. The 2004 Plan will terminate in October 2014, which means no options may be granted after such date. Options granted under the 2004 Plan will expire not more than five years from the date of grant. However, any options outstanding on the termination date of the 2004 Plan will continue until they expire by their terms. ISOs granted under the 2004 Plan are not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution.

Certain Federal Income Tax Consequences of the 2004 Plan

     The following is a brief summary of the Federal income tax aspects of stock options granted under the 2004 Plan, based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

     ISOs. A participant will recognize no taxable income upon the grant or exercise of an ISO. Upon a disposition of the shares after the later of two years from the date of grant and one year after the issuance of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an ISO over the exercise price will be treated as an item of adjustment for a participant's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in the regular taxable income.

     If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, (i) the participant will recognize ordinary compensation income in the taxable year of disposition on an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

     Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant's employment, the exercise will generally be taxed as an exercise of a non-qualified stock option.

     Non-Qualified Stock Options. Except as noted below, with respect to non-qualified stock options in general: (i) upon grant of the option, the participant will recognize no income (and the Company will not be entitled to a deduction); (ii) upon exercise of the option (if the shares of Common Stock are not subject to a substantial risk of forfeiture), the participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary income before recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the hands of the seller and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

Recommendation and Vote Required

The Board of Directors recommends that the shareholders approve the Amended 2004 Plan. The vote of the holders of a majority of the shares of the Company's common stock present in person or represented by proxy at the Meeting is required to adopt the foregoing proposal to amend the 2004 Plan.

We have conditioned approval of Proposal 3 on approval of each of Proposals 1, 2 and 4. If any of these proposals is not approved, none of them will be implemented, even if one or more of these proposals receive sufficient shareholder votes for approval.


                                   PROPOSAL 4

               APPROVAL OF THE OUTSIDE DIRECTOR COMPENSATION PLAN

On February 6, 2006, the Board of Directors adopted, the Outside Director Compensation Plan (the "Plan"). The purpose of the Plan is to enable the Company to adequately compensate its outside directors by providing such individuals with a combination of cash compensation and equity-based long-term incentive compensation awards.

Principal provisions of the Plan

The following summary of the Plan, as adopted by the Board of Directors subject to stockholder approval, is qualified by reference to the full text of the Plan, which is attached as Exhibit A to this Proxy Statement.


                                NEW PLAN BENEFITS

                       Outside Director Compensation Plan


------------------------------------------- ---------------------------------------- ----------------------------------------
Name and Position                           Dollar Value ($)                         Number of Units
------------------------------------------- ---------------------------------------- ----------------------------------------

------------------------------------------- ---------------------------------------- ----------------------------------------
Non-Employee Directors
------------------------------------------- ---------------------------------------- ----------------------------------------
         On election                                                                 Options to purchase 10,000 shares of
                                                                                     the Company's common stock, vested
                                                                                     immediately and exercisable for a
                                                                                     period of ten years, with an exercise
                                                                                     price of 100% of market value at the
                                                                                     date of issue
------------------------------------------- ---------------------------------------- ----------------------------------------
         Monthly                            Cash retainer of $1,000
------------------------------------------- ---------------------------------------- ----------------------------------------
         May 31 of each year                                                         For directors in good standing for the
                                                                                     current and previous year, a stock
                                                                                     grant of $8,000 of the Company's
                                                                                     common stock at the current market
                                                                                     price
------------------------------------------- ---------------------------------------- ----------------------------------------
         Per in person Board                $1,000
         meeting
------------------------------------------- ---------------------------------------- ----------------------------------------
         Per telephone conference           $250
------------------------------------------- ---------------------------------------- ----------------------------------------
         For special projects               Fee to be agreed to an approved by the
         requested by the Board             Board
------------------------------------------- ---------------------------------------- ----------------------------------------
Committee Chairs                            $500 and $1,000 for the Audit
                                            Committee Chair
------------------------------------------- ---------------------------------------- ----------------------------------------
Employee Director                                                                    May 31 of each year,  for  directors  in
                                                                                     good  standing for the current and pre-
                                                                                     vious year,  stock grant of $8,000 of
                                                                                     Company  common  stock at current market
                                                                                     price as of May 31 of that year
------------------------------------------- ---------------------------------------- ----------------------------------------


Administration

The Plan may be administered by the Board of Directors or the Compensation Committee. The Board of Directors and the Compensation Committee, in their respective roles, are referred to as the "Granting Authority". The Granting Authority designates the persons to be granted awards from among those eligible and the type and amount of awards to be granted and has authority to interpret the Plan, adopt, alter and repeal administrative regulations, and determine and amend the terms of awards.

Eligibility

Awards under the Plan may only be made to Outside Directors (non-employees). Outside Directors are automatically granted cash compensation and common stock pursuant to the terms specified in the Plan.

Automatic awards to Outside Directors

The Plan provides for the automatic grant of cash compensation and common stock to Outside Directors on the terms provided above.

Stockholder approval of compensation portion of the Plan

The American Stock Exchange rules require prior stockholder approval of the stock compensation portion of the Plan, and the Company seeks that approval. If the stockholders do not approve the Plan, the Outside Directors will not receive the stock compensation, but the Board will continue to provide them cash compensation.

The Board also requests that the shareholders ratify and approve issuances made in fiscal year end December 31, 2006 to Outside Directors pursuant to the terms of the Plan.

Stockholder approval of compensation paid to an employee Director.

In connection with his promotion to Chief Executive Officer of the Company, the Company issued Mr. James W. Bradshaw eight thousand one hundred and sixty three (8,163) shares of the Company's Common Stock. The American Stock Exchange Rules require shareholder approval when issuing equity to certain employees. However, equity issuances to certain employees in connection with their hiring by the Company are exempt from this rule. As Mr. Bradshaw was previously employed by the Company in a different position, this issuance was not exempt from shareholder approval. Therefore, the Board requests that the shareholders ratify and approve this issuance to Mr. Bradshaw.

The Board of Directors unanimously recommends a vote "for" Proposal 4

To be approved, Proposal 4 must receive more "For" votes than "Against" votes. In determining whether this proposal has received the requisite number of "For" votes, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote.


                           DESCRIPTION OF COMMON STOCK

The authorized capital stock of the Company consists of 20,000,000 shares of common stock, no par value, and 2,000,000 shares of Preferred Stock, no par value. As of the Record Date, December *__, 2006, 4,801,982 shares of common stock, and no shares of Preferred Stock, were outstanding.

The holders of common stock are entitled to one vote per share on all matters to be voted on by stockholders and are entitled to receive such dividends, if any, as may be declared from time-to-time by the Board of Directors from funds legally available therefor, subject to the dividend preferences of the Preferred Stock, if any. The Board of Directors is classified, with only approximately one third of the Board of Directors elected annually. In general, this will result in each Director being elected for a three year term, and two annual elections are necessary to affect a change in a majority of the Board of Directors.

Upon liquidation or dissolution of the Company, the holders of common stock are entitled to share ratably in all assets available for distribution after payment of liabilities and liquidation preferences of the Preferred Stock, if any. Holders of common stock have no preemptive rights, no cumulative voting rights and no rights to convert their common stock into any other securities. Any action which may be approved at a meeting may be taken by written consent. The outstanding shares of common stock are, and the shares of common stock to be outstanding upon the completion of the offering will be, fully paid and nonassessable.

                          TRANSFER AGENT AND REGISTRAR

The transfer agent and registrar for the common stock is American Stock Transfer & Trust Company, Inc., 59 Maiden Lane, New York, New York 10038.

                                  OTHER MATTERS

Management does not know of any other matters which are likely to be brought before the Meeting. However, in the event that any other matters properly come before the Meeting, including, but not limited to any proposals made by stockholders, the persons named in the enclosed proxy will vote the proxy in accordance with their best judgment.

                             SOLICITATION OF PROXIES

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting, and the enclosed Proxy will be borne by the Company.

In addition to the solicitation of proxies by use of the mails, the Company may utilize the services of some of its officers and regular employees (who will receive no compensation in addition to their regular salaries) to solicit proxies personally, by telephone and telecopy. The Company has requested banks, brokers and other custodians, nominees, and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing.

_________________________
* To be completed.

                              SHAREHOLDER PROPOSALS

Any shareholder of the Company who wishes to present a proposal to be considered at the 2007 Annual Meeting of Stockholders of the Company and who wishes to have such proposal presented in the Company's proxy statement for such meeting must deliver such proposal in writing to the Company at 2420 Wills Street, Marysville, Michigan 48040, Attention: Corporate Secretary, on or before December 31, 2006.

Under applicable rules of the SEC, all proposals submitted after December 31, 2006 shall be considered untimely. In order to curtail controversy as to the date on which the proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail, return receipt requested.

                                      By Order of the Board of Directors

                                      James W. Bradshaw, Chief Executive Officer

Marysville, Michigan
Dated:  December ____ , 2006